Exhibit 10.1
Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT

AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of March 12, 2021 (this “Amendment”), by and among CASEY’S GENERAL STORES, INC. (the “Borrower”), the LENDERS party hereto, and ROYAL BANK OF CANADA, as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of January 11, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and the Credit Agreement as amended by this Amendment, the “Amendment Credit Agreement”), among the Borrower, the lending institutions from time to time party thereto (collectively, the “Lenders”) and the Administrative Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement or the Amendment Credit Agreement, as the context may require); and

WHEREAS, in accordance with Section 9.02 of the Credit Agreement, the Borrower and the Lenders party hereto wish to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.
Amendment to Credit Agreement.  (a) The definition of “Amendment No. 2 Term Loan Availability Period” in Section 1.01 of the Credit Agreement is hereby amended by replacing the phrase “the three (3) month anniversary of the Amendment No. 2 Effective Date” in clause (x) therein with “the five (5) month anniversary of the Amendment No. 2 Effective Date”.

(b) Section 2.09(b) of the Credit Agreement is amended and restated to read in its entirety  as follows:

“(b)     The Borrower hereby unconditionally promises to repay to the Administrative Agent for the ratable account of each applicable Lender, (i) the Amendment No. 2 Term Loans on the last day of each of March, June, September and December following the Amendment No. 2 Term Loan Funding Date in an aggregate amount equal to 1.25% of the Amendment No. 2 Term Loans outstanding on the Amendment No. 2 Term Loan Funding Date and (ii) the entire unpaid principal amount of the Amendment No. 2 Term Loans on the Amendment No. 2 Term Loan Maturity Date.”

2.	Amendment No. 3 Effective Date Conditions. This Amendment will become effective on the date (the “Amendment No. 3 Effective Date”) on which the following conditions are satisfied or waived:

2.1.	This Amendment shall have been executed and delivered by the Borrower, the Administrative Agent and each Lender.

2.2.
(a) The representations and warranties of the Borrower set forth in Article III of the Credit Agreement shall be true and correct in all material respects on and as of the date of hereof (it being understood and agreed that any such representation or warranty which by its terms is made as of an earlier date shall be required to be true and correct in all material respects only as such earlier date, and that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the applicable date) and (b) immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

2.3.
The Administrative Agent shall have received a certificate dated the Amendment No. 3 Effective Date and executed by a Responsible Officer of the Borrower stating that the conditions set forth in Section 2.2 above are satisfied as of such date.

3.	Reaffirmation.

3.1.
The Borrower hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, the covenants and agreements contained in the Credit Agreement and each other Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby.

3.2.
The Borrower, by its signature below, hereby affirms and confirms its obligations under the Credit Agreement and each of the other Loan Documents to which it is a party, all as provided in the Loan Documents as originally executed, and acknowledges and agrees that such obligations continue in full force and effect.

4.
Amendment, Modification and Waiver.  This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered in compliance with Section 9.02 of the Credit Agreement.

5.
Entire Agreement.  This Amendment, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

6.
Applicable Law; Waiver of Jury Trial; Submission to Jurisdiction; Waiver of Venue; Service of Process; Etc.  The parties hereto acknowledge and agree that the provisions of Section 9.09 (Governing Law; Jurisdiction; Consent to Service of Process) and Section 9.10 (Waiver of Jury Trial) of the Credit Agreement are incorporated by reference herein, and shall apply to this Amendment as if set forth herein in full, mutatis mutandis. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

7.
Severability.  Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Amendment.

8.
Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of electronic records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

9.	Loan Document. On and after the Amendment No. 3 Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

10.
Effect of Amendment.  The Credit Agreement, and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a novation or waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document.  From and after the Amendment No. 3 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement and each reference in the Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

[Signature pages to follow]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer.

BORROWER:

CASEY’S GENERAL STORES, INC.

By:		/s/ Stephen P. Bramlage, Jr.
	Name:	Stephen P. Bramlage, Jr.
	Title:	Chief Financial Officer

Casey’s General Stores - Amendment No. 3 to Credit Agreement

ROYAL BANK OF CANADA, as Administrative Agent

By:		/s/ Helena Sadowski
	Name:	Helena Sadowski
	Title:	Manager, Agency

Casey’s General Stores - Amendment No. 3 to Credit Agreement

ROYAL BANK OF CANADA, as a Lender

By:		/s/ John Flores
	Name:	John Flores
	Title:	Authorized Signatory

Casey’s General Stores - Amendment No. 3 to Credit Agreement

BMO Harris Bank, N.A., as a Lender

By:		/s/ Katherine Robinson
	Name:	Katherine Robinson
	Title:	Managing Director

Casey’s General Stores - Amendment No. 3 to Credit Agreement

Capital One, National Association, as a Lender

By:		/s/ Anuj Dhingra
	Name:	Anuj Dhingra
	Title:	Duly Authorized Signatory

Casey’s General Stores - Amendment No. 3 to Credit Agreement

CIBC BANK USA, as a Lender

By:		/s/ Kelly J. Barrick
	Name:	Kelly J. Barrick
	Title:	Managing Director

Casey’s General Stores - Amendment No. 3 to Credit Agreement

COBANK, ACB, as a Lender

By:		/s/ Jared Greene
	Name:	Jared Greene
	Title:	Assistant Corporate Secretary

Casey’s General Stores - Amendment No. 3 to Credit Agreement

COOPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:		/s/ Piet Hein Knook
	Name:	Piet Hein Knook
	Title:	Vice President

By:		/s/ Shane Koonce
	Name:	Shane Koonce
	Title:	Executive Director

Casey’s General Stores - Amendment No. 3 to Credit Agreement

Goldman Sachs Bank USA, as a Lender

By:		/s/ Dan Martis
	Name:	Dan Martis
	Title:	Authorized Signatory

Casey’s General Stores - Amendment No. 3 to Credit Agreement

MUFG Bank, Ltd., as a Lender

By:		/s/ Katie Cunningham
	Name:	Katie Cunningham
	Title:	Director

Casey’s General Stores - Amendment No. 3 to Credit Agreement

MUFG Union Bank, N.A., as a Lender

By:		/s/ Katie Cunningham
	Name:	Katie Cunningham
	Title:	Director

Casey’s General Stores - Amendment No. 3 to Credit Agreement

UMB Bank, n.a., as a Lender

By:		/s/ Robert P. Elbert
	Name:	Robert P. Elbert
	Title:	Senior Vice President

Casey’s General Stores - Amendment No. 3 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:		/s/ Maureen S. Malphus
	Name:	Maureen S. Malphus
	Title:	Vice President

Casey’s General Stores - Amendment No. 3 to Credit Agreement